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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                            -------------------------

       Date of Report (Date of earliest event reported): December 20, 2006

                          MERRILL LYNCH DEPOSITOR, INC.
                  (on behalf of INDEXPLUS TRUST SERIES 2003-1)
             (Exact name of registrant as specified in its charter)

           Delaware                001-31941              13-3891329
       (State or other           (Commission          (I. R. S. Employer
       jurisdiction  of          File Number)        Identification No.)
        incorporation)

      World Financial Center,                              10080
        New York, New York                               (Zip Code)
       (Address of principal
        executive offices)
                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT

Section 1.               Registrant's Business and Operations

                  Not applicable.

Section 2.               Financial Information

                  Not applicable.

Section 3.               Securities and Trading Markets

                  Not applicable.

Section 4.               Matters Related to Accountants and Financial Statements
                  Not applicable.

Section 5.               Corporate Governance and Management
                  Not applicable.

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Section 6.               Asset-Backed Securities
                  Not applicable.

Section 7.               Regulation FD
                  Not applicable.

Section 8.               Other Events

         Item 8.01       Other events

              99.1 Distribution to holders of the INDEXPLUS Trust Certificates Series 2003-1 on December 20, 2006.

                                  For information with respect to the
                         underlying securities held by INDEXPLUS Trust Series 2003-1, please refer to the respective periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other information on file with the Securities and Exchange Commission (the "SEC") of:
                         The Boeing Company (Commission file number
                         001-00442); Citigroup Inc. (Commission file number 001-09924); Credit Suisse First Boston (USA), Inc. (Commission file number 001-06862); DaimlerChrysler North America Holding Corporation (Commission file number 333-13160); DaimlerChrysler AG (Commission file number 001-14561); Ford Motor Company (Commission file number 001-03950); General Electric Capital Corporation (Commission file number 001-06461); General Motors Acceptance Corporation (Commission file number 001-03754); The Goldman Sachs Group, Inc. (Commission file number 001-14965); Johnson & Johnson (Commission file number 001-03215); Federated Retail Holdings, Inc. (Commission file number 333-42940); The May Department Stores Company, LLC (Commission file number 001-00079); Time Warner Inc. (Commission file number 001-15062); Time Warner Companies, Inc. (Commission file number 001-08637); Turner Broadcasting System, Inc. (Commission file number 001-08911); United States Department of Treasury; Valero Energy Corporation (Commission file number 001-13175); Verizon Communications Inc. (Commission file number 001-08606); Verizon Global Funding Corp. (Commission file number 333-73612); Viacom Inc. (Commission file number 001-09553); Viacom International Inc. (Commission file number 001-15153) and Weyerhaeuser Company (Commission file number 001-04825). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC's Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information

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                         electronically by means of the SEC's website on the
                         Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the respective underlying securities issuers have filed electronically with the SEC.

                                  Although we have no reason to believe the
                         information concerning the underlying securities or the underlying securities issuers contained in the underlying securities issuers' Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuers (including, without limitation, no investigation as to their financial condition or creditworthiness) or of the underlying securities has been made. You should obtain and evaluate the same information concerning the respective underlying securities issuers as you would obtain and evaluate if you were investing directly in the respective underlying securities or in other securities issued by the respective underlying securities issuers. There can be no assurance that events affecting the respective underlying securities or the respective underlying securities issuers have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Section 9.        Financial Statements and Exhibits

         Item 9.01       Financial Statements and Exhibits

                (a)   Financial statements of business acquired.

                      Not applicable.

                (b)   Pro forma financial information.

                      Not applicable.

                (c)   Shell company transactions.

                      Not applicable

                (d)   Exhibits.

                      99.1 Trustee's report in respect of
                           the December 20, 2006 distribution to
                           holders of the INDEXPLUS Trust Certificates
                           Series 2003-1.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                MERRILL LYNCH DEPOSITOR, INC.

         Date: 12/27/06                By:     /s/ Michael F. Connor
                                               ------------------------------
                                       Name:   Michael F. Connor
                                       Title:  Managing Director


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                                      EXHIBIT INDEX


          99.1 Trustee's report in respect of the December 20, 2006 distribution to holders of the INDEXPLUS Trust Certificates Series 2003-1.



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